SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 11, 2006

AFS Funding Trust
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)		333-130439-01 (Commission File Number)	75-2867897 (I.R.S. Employer Identification No.)

c/o	AmeriCredit Financial Services, Inc. Attention: J. Michael May, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant's telephone number including area code - (817) 302-7000

_____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

          The Registrant, as Depositor, and AmeriCredit Financial Services, Inc., as Sponsor (“AmeriCredit”), plan to cause AmeriCredit Automobile Receivables Trust 2006-A-F (the “Trust”), a newly formed issuing entity, to issue $204,000,000 Class A-1 5.5048% Asset Backed Notes, $394,000,000 Class A-2 5.61% Asset Backed Notes, $412,000,000 Class A-3 5.56% Asset Backed Notes and $340,000,000 Class A-4 5.64% Asset Backed Notes (collectively, the “Notes”) and an Asset Backed Certificate, on July 20, 2006. The Notes will be registered under the Registration Statement filed by the Registrant and AFS Funding Trust with the Securities and Exchange Commission under the file number 333-130439-01.

          The Notes, which evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts secured by new and used automobiles, light duty trucks and vans financed thereby, will be sold to Wachovia Capital Markets, LLC, Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of July 11, 2006 (the “Underwriting Agreement”), among AmeriCredit, AFS Funding Trust (or the Registrant) and Wachovia Capital Markets, LLC, as representative of the Underwriters. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes. A form of the Underwriting Agreement was filed as an Exhibit to the Registration Statement.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

          1.1      Underwriting Agreement, dated as of July 11, 2006, among AmeriCredit, as Sponsor, AFS Funding Trust, as Seller, and Wachovia Capital Markets, LLC, as representative of the Underwriters.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2006-A-F

	By:	AmeriCredit Financial Services, Inc., as Sponsor

		By:	/s/ J. Michael May
		Name:	J. Michael May
		Title:	Senior Vice President, Chief Legal Officer and Secretary

Dated: July 13, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 11, 2006, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Trust, as Seller, and Wachovia Capital Markets, LLC, as representative of the Underwriters.